Third Point Reinsurance Ltd.

Financial Supplement
March 31, 2018

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Manoj Gupta - Head of Investor Relations and Business Development
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. (“Third Point Re”) and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: results of operations fluctuate and may not be indicative of our prospects; more established competitors; losses exceeding reserves; highly cyclical property and casualty reinsurance industry; downgrade or withdrawal of ratings by rating agencies; significant decrease in our capital or surplus; dependence on key executives; dependence on letter of credit facilities that may not be available on commercially acceptable terms; inability to service our indebtedness; limited cash flow and liquidity due to our indebtedness; inability to raise necessary funds to pay principal or interest on debt; potential lack of availability of capital in the future; credit risk associated with the use of reinsurance brokers; future strategic transactions such as acquisitions, dispositions, mergers or joint ventures; dependence on Third Point LLC to implement our investment strategy; decline in revenue due to poor performance of our investment portfolio; risks associated with our investment strategy being greater than those faced by competitors; termination by Third Point LLC of our investment management agreements; potential conflicts of interest with Third Point LLC; losses resulting from significant investment positions; credit risk associated with the default on obligations of counterparties; ineffective investment risk management systems; fluctuations in the market value of our investment portfolio; trading restrictions being placed on our investments; limited termination provisions in our investment management agreements; limited liquidity and lack of valuation data on our investments; U.S. and global economic downturns; specific characteristics of investments in mortgage-backed securities and other asset-backed securities, in securities of issues based outside the U.S., and in special situation or distressed companies; loss of key employees at Third Point LLC; Third Point LLC’s compensation arrangements may incentivize investments that are risky or speculative; increased regulation or scrutiny of alternative investment advisers affecting our reputation; suspension or revocation of our reinsurance licenses; potentially being deemed an investment company under U.S. federal securities law; failure of reinsurance subsidiaries to meet minimum capital and surplus requirements; changes in Bermuda or other law and regulation that may have an adverse impact on our operations; Third Point Re and/or Third Point Re BDA potentially becoming subject to U.S. federal income taxation; potential characterization of Third Point Re and/or Third Point Re BDA as a passive foreign investment company; subjection of our affiliates to the base erosion and anti-abuse tax; potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; and other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended March 31, 2018 and 2017	Page 7
Property and Casualty Reinsurance Segment - by Quarter	Page 8
Corporate Function - by Quarter	Page 9
Gross Premiums Written by Lines and Type of Business - by Quarter	Page 10

Investments
Net Investments Managed by Third Point LLC - by Quarter	Page 11
Net Investment Return by Investment Strategy - by Quarter	Page 12

Other
General and Administrative Expenses - by Quarter	Page 13
Basic Book Value per Share and Diluted Book Value per Share - by Quarter	Page 14
Earnings (Loss) per Share - by Quarter	Page 15
Return on Beginning Shareholders’ Equity - by Quarter	Page 16

Third Point Reinsurance Ltd.
Key Performance Indicators
March 31, 2018 and 2017
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended
	March 31, 2018	March 31, 2017

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss (1)	$(6,363)	$(8,650)
Combined ratio (1)	104.5%	106.3%

Key investment return metrics:
Net investment income (loss)	$(2,208)	$128,510
Net investment return on investments managed by Third Point LLC	(0.2)%	5.8%

Key shareholders’ value creation metrics:
Basic book value per share (2) (3)	$16.03	$16.33
Diluted book value per share (2) (3)	$15.39	$15.65
Increase (decrease) in diluted book value per share (2)	(1.7)%	6.7%
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (2)	(1.6)%	7.4%
Invested asset leverage (3)	1.58	1.56

(1)	Refer to accompanying “Segment Reporting - Three months ended March 31, 2018 and 2017” for a calculation of net underwriting loss and combined ratio.

(2)
Basic book value per share, diluted book value per share and return on beginning shareholders’ equity attributable to Third Point Re common shareholders are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Basic book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity attributable to Third Point Re common shareholders.

(3)	Prior year comparatives represent amounts as of December 31, 2017.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Assets
Equity securities, trading, at fair value	$2,133,170	$2,283,050	$2,017,463	$1,941,170	$1,484,378
Debt securities, trading, at fair value	635,322	675,158	656,118	702,515	921,221
Other investments, at fair value	43,109	37,731	30,932	29,091	72,020
Total investments in securities	2,811,601	2,995,939	2,704,513	2,672,776	2,477,619
Cash and cash equivalents	6,410	8,197	6,434	8,255	11,829
Restricted cash and cash equivalents	543,173	541,136	477,362	372,068	334,813
Due from brokers	318,703	305,093	387,786	424,163	387,102
Derivative assets, at fair value	54,114	73,372	75,781	45,110	34,122
Interest and dividends receivable	4,167	3,774	4,210	3,947	8,003
Reinsurance balances receivable	684,897	476,008	478,206	472,570	421,034
Deferred acquisition costs, net	308,903	258,793	223,091	203,193	220,754
Unearned premiums ceded	15,061	1,049	1,629	2,633	1,641
Loss and loss adjustment expenses recoverable	1,332	1,113	1,587	1,713	52
Other assets	7,872	7,320	8,248	10,302	12,386
Total assets	$4,756,233	$4,671,794	$4,368,847	$4,216,730	$3,909,355
Liabilities
Accounts payable and accrued expenses	$11,273	$34,632	$24,580	$17,929	$11,509
Reinsurance balances payable	50,799	41,614	54,654	65,456	51,173
Deposit liabilities	129,957	129,133	126,491	105,208	105,778
Unearned premium reserves	884,758	649,518	615,375	547,815	565,243
Loss and loss adjustment expense reserves	761,631	720,570	699,369	678,459	625,786
Securities sold, not yet purchased, at fair value	355,447	394,278	405,845	265,667	217,836
Securities sold under an agreement to repurchase	19,067	29,618	—	—	16,524
Due to brokers	792,633	770,205	602,230	777,179	639,320
Derivative liabilities, at fair value	14,510	14,503	17,280	11,949	10,839
Performance fee payable to related party	20	—	73,210	53,455	30,857
Interest and dividends payable	3,049	4,275	1,917	3,838	2,361
Senior notes payable, net of deferred costs	113,777	113,733	113,688	113,643	113,599
Total liabilities	3,136,921	2,902,079	2,734,639	2,640,598	2,390,825
Commitments and contingent liabilities
Redeemable noncontrolling interests in related party	6,801	108,219	16,813	—	—
Shareholders’ equity
Common shares	10,224	10,723	10,738	10,733	10,718
Treasury shares	—	(48,253)	(48,253)	(48,253)	(26,273)
Additional paid-in capital	1,029,179	1,099,599	1,099,998	1,098,857	1,096,828
Retained earnings	568,019	594,020	549,671	494,986	420,408
Shareholders’ equity attributable to Third Point Re common shareholders	1,607,422	1,656,089	1,612,154	1,556,323	1,501,681
Noncontrolling interests in related party	5,089	5,407	5,241	19,809	16,849
Total shareholders’ equity	1,612,511	1,661,496	1,617,395	1,576,132	1,518,530
Total liabilities, noncontrolling interests and shareholders’ equity	$4,756,233	$4,671,794	$4,368,847	$4,216,730	$3,909,355

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended
	March 31, 2018	March 31, 2017
Revenues
Gross premiums written	$378,360	$146,354
Gross premiums ceded	(14,646)	(1,125)
Net premiums written	363,714	145,229
Change in net unearned premium reserves	(221,228)	(7,220)
Net premiums earned	142,486	138,009
Net investment income before management and performance fees to related parties	7,839	167,835
Management and performance fees to related parties	(10,047)	(39,325)
Net investment income (loss)	(2,208)	128,510
Total revenues	140,278	266,519
Expenses
Loss and loss adjustment expenses incurred, net	92,620	85,895
Acquisition costs, net	51,405	54,452
General and administrative expenses	9,481	10,572
Other expenses	3,995	2,901
Interest expense	2,029	2,026
Foreign exchange losses	6,611	15
Total expenses	166,141	155,861
Income (loss) before income tax expense	(25,863)	110,658
Income tax expense	(128)	(5,298)
Net income (loss)	(25,991)	105,360
Net income attributable to noncontrolling interests in related party	(10)	(1,174)
Net income (loss) available to Third Point Re common shareholders	$(26,001)	$104,186
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$(0.26)	$1.00
Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$(0.26)	$0.98
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	101,195,747	104,013,871
Diluted	101,195,747	105,701,599

(1)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Revenues
Gross premiums written	$378,360	$164,163	$174,539	$156,564	$146,354
Gross premiums ceded	(14,646)	75	—	(1,425)	(1,125)
Net premiums written	363,714	164,238	174,539	155,139	145,229
Change in net unearned premium reserves	(221,228)	(34,722)	(68,564)	18,419	(7,220)
Net premiums earned	142,486	129,516	105,975	173,558	138,009
Net investment income before management and performance fees to related parties	7,839	94,682	119,516	140,631	167,835
Management and performance fees to related parties	(10,047)	(27,532)	(30,548)	(33,306)	(39,325)
Net investment income (loss)	(2,208)	67,150	88,968	107,325	128,510
Total revenues	140,278	196,666	194,943	280,883	266,519
Expenses
Loss and loss adjustment expenses incurred, net	92,620	99,509	77,275	107,379	85,895
Acquisition costs, net	51,405	31,837	33,974	68,641	54,452
General and administrative expenses	9,481	14,299	13,218	15,014	10,572
Other expenses	3,995	3,822	3,846	2,105	2,901
Interest expense	2,029	2,074	2,074	2,051	2,026
Foreign exchange losses	6,611	2,067	5,437	4,781	15
Total expenses	166,141	153,608	135,824	199,971	155,861
Income before income tax (expense) benefit	(25,863)	43,058	59,119	80,912	110,658
Income tax (expense) benefit	(128)	2,104	(3,475)	(5,307)	(5,298)
Net income (loss)	(25,991)	45,162	55,644	75,605	105,360
Net income attributable to noncontrolling interests in related party	(10)	(813)	(959)	(1,027)	(1,174)
Net income (loss) available to Third Point Re common shareholders	$(26,001)	$44,349	$54,685	$74,578	$104,186
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$(0.26)	$0.44	$0.54	$0.73	$1.00
Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$(0.26)	$0.42	$0.52	$0.71	$0.98
Weighted average number of common shares used in the determination of earnings (loss) per common share
Basic	101,195,747	101,405,772	101,391,145	102,283,844	104,013,871
Diluted	101,195,747	105,524,115	104,679,574	104,569,226	105,701,599

(1) Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended March 31, 2018 and 2017
(expressed in thousands of U.S. dollars)

	Three months ended March 31, 2018			Three months ended March 31, 2017
	Property and Casualty Reinsurance	Corporate	Total	Property and Casualty Reinsurance	Corporate	Total
Revenues
Gross premiums written	$378,360	$—	$378,360	$146,354	$—	$146,354
Gross premiums ceded	(14,646)	—	(14,646)	(1,125)	—	(1,125)
Net premiums written	363,714	—	363,714	145,229	—	145,229
Change in net unearned premium reserves	(221,228)	—	(221,228)	(7,220)	—	(7,220)
Net premiums earned	142,486	—	142,486	138,009	—	138,009
Expenses
Loss and loss adjustment expenses incurred, net	92,620	—	92,620	85,895	—	85,895
Acquisition costs, net	51,405	—	51,405	54,452	—	54,452
General and administrative expenses	4,824	4,657	9,481	6,312	4,260	10,572
Total expenses	148,849	4,657	153,506	146,659	4,260	150,919
Net underwriting loss	(6,363)	n/a	n/a	(8,650)	n/a	n/a
Net investment income (loss)	2,599	(4,807)	(2,208)	36,120	92,390	128,510
Other expenses	(3,995)	—	(3,995)	(2,901)	—	(2,901)
Interest expense	—	(2,029)	(2,029)	—	(2,026)	(2,026)
Foreign exchange losses (1)	(6,611)	—	(6,611)	(15)	—	(15)
Income tax expense	—	(128)	(128)	—	(5,298)	(5,298)
Net income attributable to noncontrolling interests in related party	—	(10)	(10)	—	(1,174)	(1,174)
Segment income (loss)	$(14,370)	$(11,631)		$24,554	$79,632
Net income (loss) available to Third Point Re common shareholders			$(26,001)			$104,186

Property and Casualty Reinsurance - Underwriting Ratios (2):
Loss ratio	65.0%			62.2%
Acquisition cost ratio	36.1%			39.5%
Composite ratio	101.1%			101.7%
General and administrative expense ratio	3.4%			4.6%
Combined ratio	104.5%			106.3%

(1)
Foreign exchange losses primarily result from the revaluation of foreign currency loss and loss adjustment expense reserves denominated in non-U.S. dollar. Non-U.S. dollar reinsurance assets, or balances held in trust accounts securing reinsurance liabilities generally offset reinsurance liabilities in the same non-U.S. dollar currencies resulting in minimal net exposure. As a result, the foreign exchange losses on loss and loss adjustment expense reserves in the period are offset by corresponding foreign exchange gains included in net investment income resulting from the revaluation of foreign currency reinsurance collateral held in trust accounts, which is presented as part of the Property and Casualty segment. For the three months ended March 31, 2018, the Company modified the presentation of its operating segment to allocate foreign exchange losses to the Property and Casualty Reinsurance Segment to better align with the reinsurance activities that result in these foreign exchange gains and losses. These amounts had previously been presented as part of the Company’s corporate function. Prior period segment results have been adjusted to conform to this presentation.

(2)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Revenues
Gross premiums written	$378,360	$164,163	$174,539	$156,564	$146,354
Gross premiums ceded	(14,646)	75	—	(1,425)	(1,125)
Net premiums written	363,714	164,238	174,539	155,139	145,229
Change in net unearned premium reserves	(221,228)	(34,722)	(68,564)	18,419	(7,220)
Net premiums earned	142,486	129,516	105,975	173,558	138,009
Expenses
Loss and loss adjustment expenses incurred, net	92,620	99,509	77,275	107,379	85,895
Acquisition costs, net	51,405	31,837	33,974	68,641	54,452
General and administrative expenses	4,824	7,404	7,291	9,649	6,312
Total expenses	148,849	138,750	118,540	185,669	146,659
Net underwriting loss	(6,363)	(9,234)	(12,565)	(12,111)	(8,650)
Net investment income	2,599	20,578	26,531	31,206	36,120
Other expenses	(3,995)	(3,822)	(3,846)	(2,105)	(2,901)
Foreign exchange losses (1)	(6,611)	(2,067)	(5,437)	(4,781)	(15)
Segment income (loss)	$(14,370)	$5,455	$4,683	$12,209	$24,554

Underwriting ratios (2)
Loss ratio	65.0%	76.8%	72.9%	61.9%	62.2%
Acquisition cost ratio	36.1%	24.6%	32.1%	39.5%	39.5%
Composite ratio	101.1%	101.4%	105.0%	101.4%	101.7%
General and administrative expense ratio	3.4%	5.7%	6.9%	5.6%	4.6%
Combined ratio	104.5%	107.1%	111.9%	107.0%	106.3%

(1)
In the three months ended March 31, 2018, the Company modified the presentation of its operating segment to allocate foreign exchange losses to the Property and Casualty Reinsurance Segment which was previously presented as part of the Company’s corporate function. Prior period segment results have been adjusted to conform to this presentation.

(2)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses (1)
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	4,657	6,895	5,927	5,365	4,260
Total expenses	4,657	6,895	5,927	5,365	4,260
Net investment income (loss)	(4,807)	46,572	62,437	76,119	92,390
Interest expense	(2,029)	(2,074)	(2,074)	(2,051)	(2,026)
Income tax (expense) benefit	(128)	2,104	(3,475)	(5,307)	(5,298)
Net income attributable to noncontrolling interests in related party	(10)	(813)	(959)	(1,027)	(1,174)
Segment income (loss)	$(11,631)	$38,894	$50,002	$62,369	$79,632

(1)
In the three months ended March 31, 2018, the Company modified the presentation of its operating segment to allocate foreign exchange losses to the Property and Casualty Reinsurance Segment which was previously presented as part of the Company’s corporate function. Prior period segment results have been adjusted to conform to this presentation.

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Line and Type of Business
Property	$369	$145,817	$(3)	$(8,827)	$12

Workers Compensation	5,859	995	19,688	6,520	5,991
Auto	73,631	5,790	7,980	9,415	20,239
Other Casualty	73,730	(349)	133,442	(927)	60,975
Casualty	153,220	6,436	161,110	15,008	87,205

Credit & Financial Lines	75,363	9,486	6,033	(906)	19,711
Multi-line	149,408	2,424	949	20,866	39,426
Other Specialty	—	—	6,450	21,072	—
Specialty	224,771	11,910	13,432	41,032	59,137

Total prospective reinsurance contracts	$378,360	$164,163	$174,539	$47,213	$146,354
Retroactive reinsurance contracts	—	—	—	109,351	—
Total property and casualty reinsurance segment	$378,360	$164,163	$174,539	$156,564	$146,354

Third Point Reinsurance Ltd.
Net Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Assets
Total investments in securities	$2,811,372	$2,995,097	$2,703,605	$2,671,218	$2,451,029
Cash and cash equivalents	476	8	449	10	6
Restricted cash and cash equivalents	543,173	541,136	477,362	372,068	334,813
Due from brokers	318,703	305,093	387,786	424,163	387,102
Derivative assets, at fair value	54,114	73,372	75,781	45,110	34,122
Interest and dividends receivable	4,167	3,774	4,210	3,947	8,003
Total assets	$3,732,005	$3,918,480	$3,649,193	$3,516,516	$3,215,075
Liabilities and noncontrolling interests in related party
Accounts payable and accrued expenses	$3,616	$5,137	$2,674	$2,107	$1,889
Securities sold, not yet purchased	355,447	394,278	405,845	265,667	217,836
Securities sold under an agreement to repurchase	19,067	29,618	—	—	16,524
Due to brokers	792,633	770,205	602,230	777,179	639,320
Derivative liabilities, at fair value	14,510	14,503	17,280	11,949	10,839
Performance fee payable to related party	20	—	73,210	53,455	30,857
Interest and dividends payable	2,034	1,218	891	817	1,347
Total noncontrolling interests in related party	11,890	113,626	22,054	19,809	16,849
Total liabilities and noncontrolling interests in related party	1,199,217	1,328,585	1,124,184	1,130,983	935,461
Total net investments managed by Third Point LLC	$2,532,788	$2,589,895	$2,525,009	$2,385,533	$2,279,614

Net investments - Capital	$1,809,575	$1,843,217	$1,794,411	$1,737,638	$1,666,924
Net investments - Float	723,213	746,678	730,598	647,895	612,690
Total net investments managed by Third Point LLC	$2,532,788	$2,589,895	$2,525,009	$2,385,533	$2,279,614

Third Point Reinsurance Ltd.
Net Investment Return by Investment Strategy - by Quarter

Summary of net investment return on investments managed by Third Point LLC	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017

Long
Equity	(0.7)%	4.5%	3.5%	6.5%	6.4%
Credit	0.4%	0.1%	0.5%	(0.3)%	0.4%
Other	0.5%	(0.3)%	0.9%	0.2%	0.8%
	0.2%	4.3%	4.9%	6.4%	7.6%

Short
Equity	—%	(1.5)%	(0.9)%	(1.1)%	(1.2)%
Credit	(0.1)%	—%	(0.1)%	(0.3)%	(0.2)%
Other	(0.3)%	(0.1)%	(0.3)%	(0.5)%	(0.4)%
	(0.4)%	(1.6)%	(1.3)%	(1.9)%	(1.8)%

Net
Equity	(0.7)%	3.0%	2.6%	5.4%	5.2%
Credit	0.3%	0.1%	0.4%	(0.6)%	0.2%
Other	0.2%	(0.4)%	0.6%	(0.3)%	0.4%
	(0.2)%	2.7%	3.6%	4.5%	5.8%

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Payroll and related	$4,587	$9,686	$9,613	$10,515	$5,283
Share compensation expenses	1,245	(415)	640	1,544	1,830
Legal and accounting	1,416	1,471	1,040	1,033	1,038
Travel and entertainment	602	1,953	532	727	737
IT related	474	381	329	82	585
Occupancy	281	249	265	259	256
Corporate insurance	183	179	196	212	226
Board of director and related	226	179	175	150	177
Credit facility fees	57	188	112	110	24
Other general and administrative expenses	410	428	316	382	416
	$9,481	$14,299	$13,218	$15,014	$10,572

Third Point Reinsurance Ltd.
Basic Book Value per Share and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Basic and diluted book value per share numerator:
Shareholders' equity attributable to Third Point Re common shareholders	$1,607,422	$1,656,089	$1,612,154	$1,556,323	$1,501,681
Effect of dilutive warrants issued to founders and an advisor	34,950	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	51,422	51,422	54,572	51,930	52,430
Diluted book value per share numerator:	$1,693,794	$1,754,023	$1,713,238	$1,654,765	$1,600,623
Basic and diluted book value per share denominator:
Common shares outstanding	102,244,248	103,282,427	103,438,485	103,387,683	105,004,444
Unvested restricted shares	(1,992,162)	(1,873,588)	(2,038,750)	(2,047,855)	(1,953,824)
Basic book value per share denominator:	100,252,086	101,408,839	101,399,735	101,339,828	103,050,620
Effect of dilutive warrants issued to founders and an advisor	3,494,979	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	5,123,531	5,123,531	5,332,833	5,174,333	5,224,333
Effect of dilutive restricted shares issued to directors and employees	1,155,187	905,412	1,061,412	1,127,928	1,103,140
Diluted book value per share denominator:	110,025,783	112,088,945	112,445,143	112,293,252	114,029,256

Basic book value per share (1)	$16.03	$16.33	$15.90	$15.36	$14.57
Diluted book value per share (1)	$15.39	$15.65	$15.24	$14.74	$14.04

Increase (decrease) in diluted book value per share	(1.7)%	2.7%	3.4%	5.0%	6.7%

(1)
Basic book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing shareholders’ equity attributable to Third Point Re common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Diluted book value per share, as presented, is a non-GAAP financial measure and represents basic book value per share combined with the impact from dilution of all in-the-money share options issued, warrants and unvested restricted shares outstanding as of any period end. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. Change in basic book value per share is calculated by taking the change in basic book value per share divided by the beginning of period book value per share. Change in diluted book value per share is calculated by taking the change in diluted book value per share divided by the beginning of period diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	101,195,747	101,405,772	101,391,145	102,283,844	104,013,871
Dilutive effect of options	—	1,945,154	1,536,419	1,084,217	781,568
Dilutive effect of warrants	—	1,762,242	1,416,696	988,830	722,816
Dilutive effect of restricted shares with service and performance condition	—	410,947	335,314	212,335	183,344
Diluted number of common shares outstanding	101,195,747	105,524,115	104,679,574	104,569,226	105,701,599

Basic earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$(26,001)	$44,349	$54,685	$74,578	$104,186
Net income allocated to Third Point Re participating common shareholders	—	(23)	(55)	(71)	(139)
Net income (loss) allocated to Third Point Re common shareholders	$(26,001)	$44,326	$54,630	$74,507	$104,047

Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$(0.26)	$0.44	$0.54	$0.73	$1.00

Diluted earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$(26,001)	$44,349	$54,685	$74,578	$104,186
Net income allocated to Third Point Re participating common shareholders	—	(22)	(53)	(69)	(136)
Net income (loss) allocated to Third Point Re common shareholders	$(26,001)	$44,327	$54,632	$74,509	$104,050

Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$(0.26)	$0.42	$0.52	$0.71	$0.98

(1)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Net income (loss) available to Third Point Re common shareholders	$(26,001)	$44,349	$54,685	$74,578	$104,186
Shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	1,656,089	1,612,154	1,556,323	1,501,681	1,414,051
Impact of weighting related to shareholders’ equity from shares repurchased	(3,243)	—	—	(9,863)	(5,038)
Adjusted shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	$1,652,846	$1,612,154	$1,556,323	$1,491,818	$1,409,013
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (1)	(1.6)%	2.8%	3.5%	5.0%	7.4%

(1)
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity attributable to Third Point Re common shareholders is calculated by dividing net income (loss) available to Third Point Re common shareholders by the beginning shareholders’ equity attributable to Third Point Re common shareholders. We believe this metric is used by investors to supplement measures of our profitability. We have also adjusted the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. For period where there is a loss, this adjustment decreased the stated returns on beginning shareholders’ equity and for period where there is a gain, this adjustment increased the stated returns on beginning shareholders’ equity.